EXHIBIT 10.56

                               PURCHASE AGREEMENT


                          Dated as of November 4, 1998

                                  by and among

                        RAILTEX GLOBAL INVESTMENTS L.L.C.


                      RAILTEX INTERNATIONAL HOLDINGS, INC.,


                                       and


                         GEEMF II LATIN AMERICA, L.L.C.

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PURCHASE AGREEMENT...........................................................1


RECITALS.....................................................................1


1.    AGREEMENT TO PURCHASE AND SELL MEMBERSHIP INTEREST.....................1

      1.1   LLC AUTHORIZATION................................................1
      1.2   AGREEMENT TO PURCHASE AND SELL...................................1


2.    CLOSING................................................................1

      2.1   THE CLOSING......................................................1


3.    REPRESENTATIONS AND WARRANTIES OF LLC, COMPANY AND RAILTEX.............2

      3.1   ORGANIZATION, GOOD STANDING AND QUALIFICATION....................2
      3.2   OWNERSHIP........................................................2
            (A)   COMPANY....................................................2
            (B)   LLC........................................................2
            (C)   OPTIONS, WARRANTS, RESERVED SHARES.........................2
            (D)   OUTSTANDING SECURITY HOLDERS...............................2
      3.3   SUBSIDIARIES.....................................................2
      3.4   DUE AUTHORIZATION................................................4
      3.5   VALID ISSUANCE OF MEMBERSHIP INTERESTS...........................4
      3.6   GOVERNMENTAL CONSENTS............................................5
      3.7   LITIGATION.......................................................5
      3.8   COMPLIANCE WITH LAW AND CHARTER DOCUMENTS........................5
      3.9   MATERIAL AGREEMENTS..............................................6
            (A)   LIST OF MATERIAL AGREEMENTS................................6
            (B)   NO BREACH..................................................6
      3.10  REGISTRATION RIGHTS..............................................6
      3.11  CERTIFICATE; BYLAWS; MINUTES.....................................7
      3.12  TITLE TO PROPERTY AND ASSETS.....................................7
      3.13  FINANCIAL STATEMENTS.............................................7
      3.14  CERTAIN ACTIONS..................................................8
      3.15  ACTIVITIES SINCE BALANCE SHEET DATE..............................8
      3.16  ERISA PLANS......................................................9

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      3.17  TAX RETURNS AND PAYMENTS.........................................9
      3.18  EMPLOYEE MATTERS................................................10
             (A)  COLLECTIVE BARGAINING.....................................10
             (B)  EMPLOYEES AND CONSULTANTS.................................10
      3.19  ENVIRONMENTAL MATTERS...........................................10
      3.20  REAL PROPERTY HOLDING CORPORATION STATUS........................11
      3.21  USE OF PROCEEDS.................................................11
      3.22  DISCLOSURE......................................................11
      3.23  NO MATERIAL UNDISCLOSED LIABILITIES.............................12


4.    REPRESENTATIONS AND WARRANTIES OF INVESTOR............................12

      4.1   ORGANIZATION, GOOD STANDING.....................................12
      4.2   AUTHORIZATION...................................................12
      4.3   LEGENDS.........................................................12
      4.4   LITIGATION......................................................13
      4.5   GOVERNMENTAL CONSENTS...........................................13
      4.6   COMPLIANCE WITH LAW AND CHARTER DOCUMENTS.......................13
      4.7   FUNDS AVAILABLE.................................................13
      4.8   INVESTMENT......................................................13
      4.9   DISCLOSURE......................................................14


5.    CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING.......................14

      5.1   REPRESENTATIONS AND WARRANTIES TRUE.............................14
      5.2   PERFORMANCE.....................................................14
      5.3   COMPLIANCE CERTIFICATE..........................................14
      5.4   PROCEEDINGS AND DOCUMENTS.......................................14
            (A)   SECRETARY'S INCUMBENCY CERTIFICATE........................15
            (B)   COMPANY/CORPORATE ACTIONS.................................15
            (C)   GOOD STANDING CERTIFICATES................................15
      5.5   NO MATERIAL CHANGE..............................................15
      5.6   OPINION OF SELLER'S COUNSEL.....................................15
      5.7   OPIC APPROVAL...................................................15
      5.8   GOVERNMENT APPROVAL.............................................15
      5.9   COMPLIANCE WITH UNDERLYING DOCUMENTS............................15


6.    CONDITIONS TO THE LLC'S AND SELLER'S OBLIGATIONS AT CLOSING...........16

      6.1   REPRESENTATIONS AND WARRANTIES..................................16

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      6.2   PAYMENT OF PURCHASE PRICE.......................................16
      6.3   PROCEEDINGS AND DOCUMENTS.......................................16
      6.4   COMPLIANCE CERTIFICATE..........................................16
      6.5   PROCEEDINGS AND DOCUMENTS.......................................16
      6.6   GOVERNMENTAL APPROVAL...........................................16
      6.7   COMPLIANCE WITH UNDERLYING DOCUMENTS............................17


7.    COVENANTS REGARDING PARTICIPATION RIGHTS..............................17

      7.1   PARTICIPATION RIGHTS............................................17


8.    MISCELLANEOUS.........................................................17

      8.1   SURVIVAL OF WARRANTIES..........................................17
      8.2   LIMITATION OF LIABILITIES.......................................17
      8.3   SUCCESSORS AND ASSIGNS..........................................18
      8.4   GOVERNING LAW...................................................18
      8.5   COUNTERPARTS....................................................18
      8.6   HEADINGS........................................................18
      8.7   NOTICES ........................................................18
      8.8   NO FINDER'S FEE.................................................19
      8.9   ATTORNEYS' FEES.................................................19
      8.10  DISPUTE RESOLUTION..............................................20
      8.11  AMENDMENTS AND WAIVERS..........................................20
      8.12  SEVERABILITY.
      8.13  ENTIRE AGREEMENT................................................21
      8.14  FURTHER ASSURANCES..............................................21

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                               PURCHASE AGREEMENT


      THIS PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of November 4, 1998, by and among RAILTEX GLOBAL INVESTMENTS L.L.C., a Delaware limited liability company, (the "LLC"), and RAILTEX INTERNATIONAL HOLDINGS, INC. a Delaware corporation (the "COMPANY" or the "Seller"), and GEEMF II LATIN AMERICA, L.L.C., a Delaware limited partnership, (the "Investor").

                                    RECITALS

      WHEREAS, the Company is a wholly-owned subsidiary of RailTex, Inc., a Texas corporation, and the Company is the sole member of the LLC.

      WHEREAS, the LLC is the owner of minority interests in the two Brazilian consortia known as: Ferrovia Centro-Atlantica, S.A. ("FCA") and Ferrovia Sul-Atlantico, S.A. ("FSA") (FCA and FSA are collectively referred to as the "Brazilian Investments").

      WHEREAS, the Seller desires to sell to the Investor, and the Investor desires to purchase from the Seller, a membership interest in the LLC on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:


      1. AGREEMENT TO PURCHASE AND SELL MEMBERSHIP INTEREST.

            1.1. LLC AUTHORIZATION. At the Closing, the Seller and the Investor shall execute and deliver the Operating Agreement in the form attached as EXHIBIT A (the "Operating Agreement") and they will have Membership Interests, as defined in the Operating Agreement, having the rights, preferences, privileges and restrictions set forth in the Operating Agreement.

            1.2. AGREEMENT TO PURCHASE AND SELL. The Seller, as the sole member of the LLC, agrees to sell to the Investor at the Closing, and the Investor agrees to purchase from the Seller, at the Closing, forty-nine and one-half percent (49.5%) of the Membership Interests in the LLC, at a price of Eleven Million Dollars ($11,000,000.00) (the "Purchase Price"). The interests purchased and sold pursuant to this Agreement will be collectively referred to as the "PURCHASED INTERESTS".

      2. CLOSING.

            2.1. THE CLOSING. The purchase and sale of the Purchased Interests will take place at a time and place mutually agreed upon by the parties as soon as all the conditions to closing have been met, but in no event later than March 31, 1999 (which time and place are referred to in this Agreement as the "CLOSING"). At the Closing, the Seller will deliver to the

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Investor the Operating Agreement with exhibits showing the percentage of interests that Investor has agreed to purchase hereunder as shown on EXHIBIT B against delivery to the Seller by Investor of the full purchase price of such Purchased Interests, paid by (i) a check payable to the Seller's order, (ii) wire transfer of funds to the Seller or (iii) any combination of the foregoing, as determined by the Seller.


      3. REPRESENTATIONS AND WARRANTIES OF LLC AND THE SELLER. The LLC and the Seller (collectively referred to as the "Warrantors"), jointly and severally hereby represent and warrant to Investor that the statements in the following paragraphs of this SECTION 3 are all true and correct.


            3.1. ORGANIZATION, GOOD STANDING AND QUALIFICATION. The LLC is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The LLC and the Seller have all requisite company and corporate power and authority to own their properties and assets and to carry on their business as now conducted and as currently proposed to be conducted. The LLC and the Seller are duly qualified and in good standing to do business as a foreign limited liability company and foreign corporation, respectively, in each jurisdiction where failure to be so qualified would have a material adverse effect on their respective financial condition, business, prospects or operations.


            3.2. OWNERSHIP.


                  (A) COMPANY. RailTex, Inc. is the sole shareholder of the Seller.


                  (B) LLC. At the Closing, the LLC is the record-holder of the minority interests in FSA and FCA.


                  (C) OPTIONS, WARRANTS, RESERVED SHARES. Other than as contemplated in this Agreement, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the LLC of any of the LLC's membership interests, or any securities convertible into or ultimately exchangeable or exercisable for any membership interest of the LLC. Other than as contemplated in this Agreement, no membership interest of the Seller or interest issuable upon exercise or exchange of any outstanding options, warrants or rights, are subject to any rights of first refusal or other rights to purchase such interest (whether in favor of the LLC or any other person), pursuant to any agreement or commitment of the LLC.


                  (D) OUTSTANDING SECURITY HOLDERS. Attached to this Agreement as SCHEDULE 3.2(D) is a complete list of all outstanding members, option holders, warrant holders, convertible note holders and other security holders of the LLC, if any, as of immediately prior to the Closing.

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            3.3. SUBSIDIARIES. The LLC does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity, except for the Brazilian Investments.

                  (a) To the knowledge of the Warrantors, the Brazilian Investments are corporations duly organized, validly existing and in good standing under the laws of Brazil and have all requisite corporate power and authority to own their property and assets and to carry on their business as now conducted and as currently proposed to be conducted. For purposes of this Agreement, the phrase "to the knowledge of the Warrantors", "to the Warrantor's knowledge", "to the knowledge of the Investor", or "to the Investor's knowledge" or any similar phrase shall mean only, unless expressly indicated otherwise in this Agreement, the actual knowledge of a particular fact or matter by an individual who is serving as an executive officer of the Warrantors or the Investor, as the case may be, without attribution to such executive officer or the Warrantors or the Investor, as the case may be, of facts or matters within the personal knowledge of any other person and without any obligation whatsoever of inquiry or independent investigation by any of the executive officers or the Warrantors or the Investor, as the case may be. No executive officer or the Warrantors or the Investor shall have any liability to any party of this Agreement as a result of any actual knowledge or the disclosure of such actual knowledge herein. For purposes of this Agreement, executive officers of the Warrantors shall mean those persons holding the following offices of RailTex, Inc., the Seller or the LLC: Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Vice President - Acquisition, Chairman of the Board, or any other officer or person whose responsibilities include those customarily associated with the foregoing offices or who would be deemed "officers" under
Section 16(b) of the Securities and Exchange Act of 1933. The names of individuals who have held such offices or positions of the Warrantors on or after July 16, 1998, are set forth on SCHEDULE 3.3(A).


                  (b) To the knowledge of the Warrantors, the capitalization of the Brazilian Investments consists of the following:


                        (i) FCA: 67,317,148 outstanding shares of Preferred Stock and 66,567,020 outstanding shares of Common Stock, of which the LLC will own at Closing 5,578,639 shares of Preferred Stock and 7,761,250 shares of Common Stock.

                        (ii) FSA: 9,885,610,625 outstanding shares of Preferred Stock and 6,440,257,909 outstanding shares of Common Stock, of which the LLC will own at Closing 1,627,797 shares of Preferred Stock and 681,984,043 shares of Common Stock.

                  (c) Except as set forth on SCHEDULE 3.3(C), to the knowledge of the Warrantors, the Warrantors are in full compliance with the terms of the Brazilian Investments Privatization Prospectus (the "Prospectus") previously delivered to the Investor, and the Warrantors are not aware of non-compliance by any party with the terms of the Prospectus that

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would have a material adverse effect upon the business and operations of the
Brazilian Investments, or which would be deemed to be material by the Brazilian Government.

                  (d) At the time the Company purchased the Brazilian Investments, the acquisition was, and to the knowledge of Warrantors remains, in compliance with the Prospectus and with all applicable laws of the United States, its states and localities and of Brazil, its states and localities. The Company has provided to Investor all documents evidencing the Company's acquisition of the Brazilian Investment, and at the Closing will provide evidence of the transfer of such interests to the LLC.

                  (e) Except as set forth on SCHEDULE 3.3(E), to the knowledge of the Warrantors, nothing in this Agreement, the Operating Agreement or the transactions contemplated hereby or thereby, will violate any provision of any of the Brazilian Investments' Articles of Incorporation, By-laws, Shareholders' Agreements (copies of which are attached as Exhibit 8.5 to the Operating Agreement) or similar documents of organization, or the terms of the Prospectus, nor shall they trigger any default or other rights of refusal under such documents.

            3.4. DUE AUTHORIZATION. Except as set forth on SCHEDULE 3.6, all action on the part of the LLC and the Seller, the members, officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the LLC and the Seller under this Agreement, the Operating Agreement (as defined in SECTION 1.1), when executed, and for the authorization, issuance, and delivery of all of the Purchased Interests being sold under this Agreement has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Operating Agreement, when executed, will constitute, valid and legally binding obligations of the LLC, the Company and RailTex, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

            3.5. VALID ISSUANCE OF MEMBERSHIP INTERESTS.

                  (a) The Purchased Interests, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.


                  (b) The Purchased Interests will be issued in full compliance with applicable exemptions of the U.S. Securities Act of 1933, as amended (the "1933 ACT"), and in compliance with applicable exemptions or the registration and qualification requirements of all securities laws of those states of the United States in which are located the addresses shown on EXHIBIT B or in full compliance with the registration and prospectus delivery requirements of the 1933 Act.

                  (c) The outstanding interests of the LLC are duly and validly issued, fully paid and nonassessable, and such interests of the LLC, and all outstanding options,

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warrants, convertible notes and other securities of the LLC, if any, have been issued in full compliance with applicable exemptions of the 1933 Act, or in full compliance with the registration and prospectus delivery requirements of the 1933 Act, the registration and qualification requirements of all applicable securities laws of states of the United States and all other provisions of applicable securities laws of states of the United States, including, without limitation, anti-fraud provisions.

            3.6. GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or foreign governmental authority on the part of the Warrantors or the Brazilian Investments is required in connection with the consummation of the transactions contemplated by this Agreement or the Operating Agreement, EXCEPT FOR such qualifications or filings, if required, under the 1933 Act and the regulations thereunder and all other applicable securities laws of states of the United States as may be required in connection with the transactions contemplated by this Agreement and except as set forth on
SCHEDULE 3.6. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

            3.7. LITIGATION.

                  (a) There is no action, suit, proceeding, claim, arbitration or investigation ("ACTION") pending (or, to the Warrantors' knowledge, currently threatened) against the LLC or the Seller, their activities, properties or assets that would have a materially adverse effect on the LLC or the Brazilian Investments or against any member, officer, director or employee of the LLC or the Seller in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the LLC or the Seller. To the knowledge of the Warrantors, there is no factual or legal basis for any such Action that might result, individually or in the aggregate, in any material adverse change in the business, properties, assets, financial condition, affairs or prospects of the LLC. Neither the LLC nor the Seller is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the LLC currently pending or which the LLC intends to initiate.

                  (b) Except as set forth on SCHEDULE 3.7(B), to the knowledge of the Warrantors, there is no Action pending or currently threatened against the Brazilian Investments, their activities, properties or assets that would have a materially adverse effect on the Brazilian Investments or, to the knowledge of the Warrantors, against any officer, director, or employee of the Brazilian Investments in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of the Brazilian Investments. Except as set forth on SCHEDULE 3.7(B), to the knowledge of the Warrantors, there is no factual or legal basis for any such Action that might result, individually or in the aggregate, in any material adverse change in the business, properties, assets, financial condition, affairs or prospects of the Brazilian Investments. To the knowledge of the Warrantors, the Brazilian Investments are not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency

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or instrumentality and there is no Action by the Brazilian Investments currently pending, or which the Brazilian Investments intend to initiate.

            3.8. COMPLIANCE WITH LAW AND CHARTER DOCUMENTS. The LLC, the Seller and, to the knowledge of the Warrantors, the Brazilian Investments are not in violation or default of any provisions of their respective Articles of Organization, Articles of Incorporation, Bylaws, or similar organizational documents, all as amended, and the LLC, the Seller and, to the knowledge of the Warrantors, the Brazilian Investments, are in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the LLC's, the Seller's or the Brazilian Investments' business or properties as the case may be, except to the extent such non-compliance would not have a material adverse effect upon the LLC, the Seller or the Brazilian Investments. The LLC, the Seller and, to the knowledge of the Warrantors, the Brazilian Investments have not received any notice of any violation of such statutes, laws, regulations or orders that has not been remedied prior to the date hereof, except to the extent such non-compliance would not have a material adverse effect upon the LLC, the Seller or the Brazilian Investments. Except as set forth on SCHEDULE 3.8, the execution, delivery and performance of this Agreement, the Operating Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the LLC's, the Seller's or, to the knowledge of the Warrantors, the Brazilian Investments' Articles of Organization, Articles of Incorporation, Bylaws, or similar organizational documents, or any agreement or contract of the LLC, the Company or the Brazilian Investments, or, to the knowledge of the Warrantors, a violation of any statutes, laws, regulations or orders, or an event which results in the creation of any lien, charge or encumbrance upon any assets of the LLC, the Seller or the Brazilian Investments.

            3.9   MATERIAL AGREEMENTS.

                  (A) LIST OF MATERIAL AGREEMENTS. Attached to this Agreement as
SCHEDULE 3.9(A) is a complete list of all agreements, contracts, leases, licenses, instruments and commitments (oral or written) to which the LLC is a party or is bound that, individually or in the aggregate, are material to the business, properties, financial condition, results of operation, affairs or prospects of the LLC ("MATERIAL AGREEMENTS"); PROVIDED that for purposes of this SECTION ONLY, no agreement under which the only remaining obligation of the LLC, is to make a payment of money in the amount of Twenty-Five Thousand Dollars ($25,000.00) or less will be deemed to be material to its business, properties, financial condition or results of operations if the failure to make such payment will not result in the loss by the LLC of any rights that are material to the conduct of its business.

      Also attached to this Agreement as SCHEDULE 3.9(A) - 1 is a list of documents evidencing the Company's ownership in the Brazilian Investments and the transfer of such interests to the LLC.

                  (B) NO BREACH. The LLC has not breached, nor do the Warrantors have any knowledge of any claim or threat that the LLC has breached, any term or condition of (i) any Material Agreement or (ii) any other agreement, contract, lease, license, instrument or commitment that, individually or in the aggregate, would have a material adverse effect on the business, properties, financial condition, results of operations or affairs or prospects of the LLC. Each of the LLC's Material Agreements is in full force and effect and, to the knowledge of the Warrantors, no other party to such Material Agreement is in default thereunder.

            3.10. REGISTRATION RIGHTS. Except as contemplated in the Operating Agreement, the LLC has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the LLC registered with the United States Securities and Exchange Commission ("SEC") or any other governmental authority.

            3.11. CERTIFICATE; BYLAWS; MINUTES. The Articles of Organization, the Articles of Incorporation and the Bylaws, or other similar organizational documents, of the LLC and the Seller are in the form previously provided to the Investor. The records of actions or minute books of the LLC provided to the Investor contain a complete summary of all meetings, consents and actions of the members, board of directors and the shareholders of the LLC and since the time of its respective organization or incorporation, accurately reflecting all transactions referred to in such minutes in all material respects.

            3.12. TITLE TO PROPERTY AND ASSETS. The LLC owns its properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances, security interests and claims except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the LLC and except as set forth on SCHEDULE
3.12. With respect to the property and assets it leases, the LLC is in compliance with such leases and the LLC holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets.


            3.13. FINANCIAL STATEMENTS.


                  (a) Attached to this Agreement as SCHEDULE 3.13(A) are the unaudited balance sheet of the Seller for the nine months ended September 30, 1998, a related unaudited income statement of the Seller for such period, and a proforma unaudited balance sheet of the LLC dated September 30, 1998 (the "BALANCE SHEET DATE") (all such financial statements being collectively referred to herein as the "FINANCIAL STATEMENTS"). Such financial statements (i) are in accordance with the books and records of the LLC and the Seller, (ii) are true, correct and complete and present fairly the financial condition of the LLC and the Seller at the date or dates therein indicated and the results of operations for the period or periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Specifically, but not by way of limitation, the respective balance sheets of the Financial Statements disclose all of the LLC's and the Seller's material debts, liabilities and obligations of any nature, whether due or to become due, as of their respective dates (including,

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without limitation, absolute liabilities, accrued liabilities, and contingent liabilities) to the extent such debts, liabilities and obligations are required to be disclosed in accordance with generally accepted accounting principles. The LLC and the Seller have good and marketable title to all assets set forth on the balance sheets of the Financial Statements, except for such assets as have been spent, sold or transferred in the ordinary course of business since their respective dates or to be transferred in accordance with the terms and conditions of this Agreement.


                  (b) Seller has provided Investor the opportunity to review all documents relating to the Brazilian Investments that are in their custody and control, including but not limited to financial statements of the Brazilian Investments.

            3.14. CERTAIN ACTIONS. Other than as contemplated in this Agreement, since the Balance Sheet Date, neither the LLC nor the Seller has: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any membership interest of the LLC or class or series of the Seller's capital stock; (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $50,000 in the aggregate; (iii) made any loans or advances to any person, other than ordinary advances for travel expenses; (iv) sold, exchanged or otherwise disposed of any material assets or rights other than the sale of inventory in the ordinary course of its business; or (v) entered into any transactions with any of its members, officers, directors or employees or any entity controlled by any of such individuals.


            3.15..ACTIVITIES SINCE BALANCE SHEET DATE. Other than as contemplated in this Agreement, since the Balance Sheet Date, neither the LLC nor the Seller has:

                  (a) formed or acquired or disposed of any interest in any corporation, partnership, joint venture, or other entity;

                  (b) written up, written down, or written off the book value of any amount of assets;

                  (c) declared, paid, or set aside for payment any dividend or distribution with respect to its capital stock;

                  (d) redeemed, purchased, or otherwise acquired, or sold, granted, or otherwise disposed of, directly or indirectly, any of its capital stock or securities or any rights to acquire such capital stock or securities, or agreed to changes in the terms and conditions of any such rights;

                  (e) increased the compensation of or paid or accrued any bonus to any employee or contributed or accrued or contributed to any employee benefit plan, other than in accordance with policies, practices, or requirements established and in effect on the Balance Sheet Date;

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                  (f) entered into any employment, compensation, consulting or collective bargaining agreement with any person or group, other than in the ordinary course of business;

                  (g) entered into, adopted, or materially amended any employee benefit plan; or

                  (h) entered into any other material commitment or transaction not disclosed elsewhere herein.

      In addition to the foregoing, since the Balance Sheet Date, there has not been:

                  (i) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the LLC or the Seller (as currently conducted and as currently proposed to be conducted);

                  (j) any waiver by the LLC or the Seller of a valuable right or of a material debt owed to it;

                  (k) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the LLC or the Seller, except such a satisfaction, discharge or payment made in the ordinary course of business that is not material to the assets, properties, financial condition, operating results or business of the LLC or the Seller;

                  (l) any material change or amendment to a material agreement or arrangement by which the LLC or the Seller or any of their assets or properties are bound or subject, except for changes or amendments which are expressly provided for or disclosed in this Agreement;

                  (m) to the Seller's knowledge, any other event or condition of any character which would materially and adversely affect the assets, properties, financial condition, operating results or business of the LLC or the Seller.

            3.16. ERISA PLANS. There are no employee benefit plans or arrangements applicable to the employees of the LLC.


            3.17. TAX RETURNS AND PAYMENTS. Except as set forth on SCHEDULE 3.17, neither the LLC nor the Seller, nor any entity to whose liabilities the LLC or the Seller has succeeded, have filed or been included in a consolidated, unitary, or combined tax return with another person. Except as set forth on
SCHEDULE 3.17, the LLC and the Seller represent and warrant that: (a) the LLC and the Seller have filed all tax returns and reports required to have been filed by or for it; including but not limited to those with respect to income, payroll, property, employee withholding, social security, unemployment, franchise, excise, use, and sales taxes, and has either paid in full all taxes that have become due as reflected on any such return or report (including any interest and penalties with respect thereto shown to be due) or have fully accrued on their books or have established adequate reserves for all taxes payable but not yet due; (b) all material information set forth in such returns or reports is accurate and complete; (c) the LLC and the Seller has paid or made adequate provision for all taxes, additions to tax, penalties, and interest payable by the LLC or the Seller; (d) to the best of the Seller's knowledge, no unpaid tax deficiency has been asserted against or with respect to the LLC and the Seller by any taxing authority, and neither the LLC nor the Seller has received written notice of any such assertion; (e) the LLC and the Seller have collected or withheld all amounts required to be collected or withheld by it for any taxes, and to the extent required by law, all such amounts have been paid to the appropriate governmental agencies or set aside in appropriate accounts for future payment when due; (f) the LLC and the Seller are in compliance with, and its records contain all information and documents necessary to comply with, all applicable information reporting and tax withholding requirements; (g) the balance sheets contained in the Financial Statements fully and properly reflect, as of the dates thereof, the liabilities of the LLC and the Seller for all accrued taxes, additions to tax, penalties, and interest; (h) for periods ending after the date of the most recent Financial Statements, the books and records of the LLC and the Seller fully and properly reflect their liability for all accrued taxes, additions to tax, penalties, and interest; (i) neither the LLC nor the Seller has granted, nor are they subject to, any waiver of the period of limitations for the assessment of tax for any currently open taxable period; (j) the LLC and the Seller have not made or entered into, and hold (no asset subject to, a consent filed pursuant to Section 341(f) of the U.S. Internal Revenue Code of 1986, as amended (the "CODE") and the regulations thereunder or a "safe harbor lease" subject to former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended before the Tax Reform Act of 1986, and the regulations thereunder; (k) neither the LLC nor the Seller is required to include in income any amount for an adjustment pursuant to
Section 481 of the Code or the regulations thereunder; and (l) neither the LLC nor the Seller is a party to, or obligated under, any agreement or other arrangement providing for the payment of any amount that would be an "excess parachute payment" under Section 280G of the Code.

            3.18. EMPLOYEE MATTERS.

                  (A) COLLECTIVE BARGAINING. Except as set forth on SCHEDULE 3.18, the LLC is not bound by or subject to any contract, commitment or arrangement with any labor union, and to the best knowledge of Warrantors, no labor union has requested, sought or attempted to represent any employees, representatives or agents of the LLC. There is no strike or other labor dispute involving the LLC pending nor, to the Warrantors' best knowledge, threatened, nor are the Warrantors aware of any labor organization activity involving the LLC's employees.


                  (B) EMPLOYEES AND CONSULTANTS. The LLC is (i) in full compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours; (ii) in full compliance with all of their respective obligations under applicable workers compensation laws, rules, and regulations; and (iii) not engaged in any unfair labor practice.

            3.19. ENVIRONMENTAL MATTERS.

                  (a) During the period that the LLC has leased or owned its properties or owned or operated any facilities, there have been no disposals, releases or threatened releases of Hazardous Materials (as defined below) on, from or under such properties or facilities. The LLC has no knowledge of any presence, disposals, releases or threatened releases of Hazardous Materials on, from or under any of such properties or facilities, which may have occurred prior to the LLC having taken possession of any of such properties or facilities. For purposes of this Agreement, the terms "DISPOSAL," "RELEASE," and "THREATENED RELEASE" shall have the definitions assigned thereto by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., as amended ("CERCLA"). For the purposes of this Section "HAZARDOUS MATERIALS" shall mean any hazardous or toxic substance, material or waste which is or becomes prior to the Closing regulated under, or defined as a "hazardous substance," "pollutant," "contaminant," "toxic chemical," "hazardous material," "toxic substance," or "hazardous chemical" under (1) CERCLA; (2) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 ET SEQ.; (3) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, ET seq.; (4) the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ.; (5) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 ET SEQ.;
(6) regulations promulgated under any of the above statutes; or (7) any applicable state or local statute, ordinance, rule, or regulation that has a scope or purpose similar to those statutes identified above.

                  (b) The LLC's properties and facilities are not in violation of any federal, state, or local law, ordinance, regulation, or order relating to industrial hygiene or to the environmental conditions on, under or about such properties or facilities, including, but not limited to, soil and ground water condition. During the time that the LLC has owned or leased their properties and facilities, neither the LLC nor to the Warrantors' knowledge, any third party, has used, generated, manufactured or stored on, under or about such properties or facilities or transported to or from such properties or facilities any Hazardous Materials.

                  (c) During the time that the LLC has owned or leased its properties and facilities, there has been no litigation brought or threatened against the LLC, or any settlement reached by the LLC with any party or parties alleging the presence, disposal, release or threatened release of any Hazardous Materials on, from or under any of such properties or facilities.

                  (d) During the period that the LLC has owned or leased its properties and facilities, no Hazardous Materials have been transported from such properties or facilities to any site or facility now listed or proposed for listing on the National Priorities List, at 40 C.F.R. Part 300, or any list with a similar scope or purpose published by any state authority.

            3.20. REAL PROPERTY HOLDING CORPORATION STATUS. Since its inception, neither the LLC, nor the Company has been a "United States real property holding corporation," as defined in Section 897(c)(2) of the Code, and in Section 1.897-2(b) of the Treasury Regulations issued thereunder (the "REGULATIONS"), and the Company has filed with the Internal Revenue

Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of the Regulations.


            3.21. USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Purchased Interests for the purposes identified on SCHEDULE 3.21.


            3.22. DISCLOSURE. This Agreement and the Schedules and Exhibits hereto (when read together) do NOT contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements therein or herein not misleading.

            3.23. NO MATERIAL UNDISCLOSED LIABILITIES.

                  (a) There is no liability or obligation of the LLC of any nature, whether absolute, accrued, contingent, or otherwise, other than:


                        (i) the liabilities and obligations that are fully reflected, accrued or reserved against on the balance sheets of the Financial Statement, for which the reserves are appropriate and reasonable, or incurred in the ordinary course of business and consistent with past practices;


                        (ii) the contractual obligations disclosed on the Schedules attached hereto; and


                        (iii) the litigation and claims described on the Schedules attached hereto.


                  (b) The LLC is not a signatory to, nor is in any manner a guarantor, endorser, assumptor or otherwise primarily or secondarily liable for or responsible for the payment of, any notes payable or other obligations other than those set forth in the Financial Statements.


      4. REPRESENTATIONS AND WARRANTIES OF INVESTOR. Investor hereby represents and warrants to the Seller and the LLC that:

            4.1 ORGANIZATION, GOOD STANDING. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own it properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Investor is duly qualified and in good standing to do business as a foreign limited liability company in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations.

            4.2 AUTHORIZATION. This Agreement constitutes, and the Operating Agreement, when executed, will constitute the Investor's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor represents that it has full power and authority to enter into this Agreement and the Operating Agreement.

            4.3 LEGENDS. It is understood that any evidence of the Purchased Interests and Operating Agreement will bear the legends set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTOR SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

            4.4 LITIGATION. There is no Action pending or, to the knowledge of the Investor, threatened against the Investor, its activities, properties or assets that would delay, prevent, hinder or materially adversely effect Investor's consummation of the transactions contemplated in this Agreement and the Operating Agreement.

            4.5 GOVERNMENTAL CONSENTS. To the knowledge of the Investor, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or foreign governmental authority on the part of the Investor is required in connection with the consummation of the transactions contemplated by this Agreement or the Operating Agreement, except for such qualifications or filings, if required, under the 1993 Act and the regulations thereunder and all other applicable securities laws of the states of the United States as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filing required of the Investor will, in the case of qualification, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

            4.6 COMPLIANCE WITH LAW AND CHARTER DOCUMENTS. The execution, delivery and performance of this Agreement, the Operating Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Investor's Articles of Organization, Operating Agreement or similar organizational documents or any agreement or contract of the Investor or, to the knowledge of the Investor, a violation of any statutes, laws, regulations or orders.

            4.7 FUNDS AVAILABLE. The Investor has, or will have prior to the Closing, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to make payment of the Purchase Price.

            4.8 INVESTMENT. The Investor (i) understands that the Purchased Interests have not been, and will not be, registered under the 1993 act and the regulations thereunder or under any state securities laws, and that the Purchased Interests are being offered and sold in reliance upon federal and state exemptions for transactions not involving a public offering; (ii) is acquiring the Purchased Interests solely for its own account and for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has had the opportunity to obtain such information concerning the LLC, the Seller, and the Brazilian Investments from the LLC, the Seller and the Brazilian Investments as it desired to evaluate the risks of purchasing and owning the Purchased Interests, including without limitation, any currency exchange risks, (v) has obtained the advice of its own investment advisers, legal counsel and accountants in determining whether to enter into this Agreement or to purchase the Purchased Interests pursuant to this Agreement, (vi) is able to bear the economic risk and the lack of liquidity inherent in owning and holding the Purchased Interests, and (vii) has not received or relied upon any information, whether written or oral, that would guarantee any return on the Investor's investment or indicate that the Investor's investment does not involve a high degree of risk or that the Investor may suffer a complete loss of its Investment.

            4.9 DISCLOSURE. To the knowledge of Investor, this Agreement and the Schedules and Exhibits hereto (when read together) do not contain any untrue statement of material fact and do not omit to state a material fact necessary to make the statements therein or herein not misleading.

      5. CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor to the LLC and the Company under SECTION 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Investor without Investor's consent to such waiver, which consent may be given by written, oral or telephone communication to the LLC or its counsel:

            5.1 REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of the LLC and the Seller contained in SECTION 3 shall be true and correct in all material respect on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

            5.2 PERFORMANCE. The LLC and the Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

            5.3 COMPLIANCE CERTIFICATE. The LLC and the Seller shall have delivered to the Investor at the Closing a certificate signed on its behalf by its Members, President, Chief Executive Officer, or Chief Financial Officer, as the case may be, certifying that the conditions specified in SECTIONS 5.1 and
5.2 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the LLC or Seller not previously disclosed to the Investor in writing.

            5.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and to the counsel for Investor, and Investor shall have received all such counterpart originals and certified or other copies of such documents as may reasonably be requested. Such documents shall include (but not be limited to) the following:

                  (A) SECRETARY'S INCUMBENCY CERTIFICATE. A certificate of the Members, the Secretary or an Assistant Secretary or other officer of the LLC and the Seller certifying the names of the members of the LLC and officers of the Seller authorized to sign this Agreement, and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the LLC, the Seller or any of its members, or officers, together with the true signatures of such members or officers.

                  (B) COMPANY/CORPORATE ACTIONS. A copy of the resolutions of the Members of the LLC and the Board of Directors and the shareholders of the Seller evidencing the approval of this Agreement, the Operating Agreement, the issuance of the Purchased Interests and the other matters contemplated hereby, and a copy of the Operating Agreement of the LLC and Bylaws of the Seller, certified by the Members and Secretary of the Seller to be true, complete and correct.

                  (C) GOOD STANDING CERTIFICATES. Good standing certificates for the LLC and the Seller issued by the appropriate government authority dated within five (5) days of the Closing.

            5.5 NO MATERIAL CHANGE. There shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the LLC or the Brazilian Investments; however, changes in currency exchange rates, devaluations or other material changes in the Brazilian currency shall not be deemed to constitute a material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the LLC or the Brazilian Investments.

            5.6 OPINION OF SELLER'S COUNSEL. The Investor shall have received an opinion from Matthews & Branscomb, A Professional Corporation, counsel for the LLC and the Seller, dated as of the date of the Closing, acceptable to Investor, in substantially the form attached hereto as EXHIBIT C.

            5.7 OPIC APPROVAL. The Investor shall have received from OPIC approval of the transactions contemplated by the terms of this Agreement.

            5.8 GOVERNMENT APPROVAL. The Government of Brazil shall have approved the transfer of the FCA shares and the FSA shares to the LLC and the subsequent sale of the Purchased Interests pursuant to this Agreement.

            5.9 COMPLIANCE WITH UNDERLYING DOCUMENTS. The Investor is satisfied in its sole discretion that the transaction contemplated by this Agreement or any action that is required or permitted by this Agreement or the Operating Agreement (i) is not prohibited under any agreement or law pursuant to which the Brazilian Investments were issued or subject, including, without limitation, the related Shareholders' Agreements for FCA and FSA (which are attached to the Operating Agreement as Exhibit 8.5) and the Brazilian Investments Privatization Prospectuses (collectively the "Underlying Documents") or (ii) would not trigger a right of first refusal in any other person to acquire the Brazilian Investments from the Company or the LLC under the Underlying Documents or otherwise (items identified in (i) and (ii) above are hereafter collectively referred to as "Adverse Effects"). Pursuant to its right to satisfy itself under this Section 5.9 before Closing, the Investor anticipates that it will require an opinion of counsel from the Company's Brazilian counsel for the benefit of the LLC and its members that the transactions contemplated will not have any Adverse Effects.

      6. CONDITIONS TO THE LLC'S AND SELLER'S OBLIGATIONS AT CLOSING. The obligations of the LLC and the Seller to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by such Investor:

            6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of such Investor contained in SECTION 4 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            6.2 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered to the Company the purchase price in accordance with the provisions of SECTION 2, and the Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase described herein.

            6.3 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the LLC and the Company and to the LLC's and the Company's legal counsel, and the LLC and the Company shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

            6.4 COMPLIANCE CERTIFICATE. The Investor shall have delivered to the Seller at the Closing a certificate signed on its behalf by its President, Chief Executive Officer or Chief Financial Officer, as the case may be, certifying that the conditions specified in SECTIONS 6.1, 6.2 and 6.3 have been fulfilled.

            6.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Seller and to their counsel, and the

Seller shall have received all such counterpart originals and certified or other copies of such documents as may reasonably be requested.

            6.6 GOVERNMENTAL APPROVAL. The Government of Brazil shall have approved the transfer of the FCA shares and the FSA shares to the LLC and the subsequent sale of the Purchased Interests pursuant to this Agreement.

            6.7 COMPLIANCE WITH UNDERLYING DOCUMENTS. The LLC and Seller are satisfied in their sole discretion that the transaction contemplated by this Agreement or any action that is required or permitted by this Agreement or the Operating Agreement (i) is not prohibited under any agreement or law pursuant to which the Brazilian Investments were issued or subject, including, without limitation, the Underlying Documents or (ii) would not trigger a right of first refusal in any other person to acquire the Brazilian Investments from the Company or the LLC under the Underlying Documents or otherwise.


      7.    COVENANTS REGARDING PARTICIPATION RIGHTS

            7.1 PARTICIPATION RIGHTS. Each party to this Agreement jointly and severally, agree and covenant to the other parties the following: in the event a party to this Agreement, or any one of them or their affiliates, is offered the right to participate in a consortium, bidding group or any other similar arrangement, for the purpose of bidding for the purchase of any direct or indirect interest in any Brazilian rail assets in addition to the Brazilian Investments shall provide the other parties the opportunity to participate in such bidding process, PARI PASSU, to the extent of the other parties' interest in the LLC at the time of such bidding process. This covenant shall survive the Closing.


      8.    MISCELLANEOUS.


            8.1 SURVIVAL OF WARRANTIES. The representations, warranties and covenants of the Warrantors and the Investor contained in or made pursuant to this Agreement shall survive for two (2) years from the execution and delivery of this Agreement and the Closing, but shall thereafter terminate and be of no further force or effect except to the extent they relate to claims made in writing prior to or on such date; provided, however, that the covenant contained in SECTION 7.1 shall survive in accordance with its terms for a five (5) year period following the Closing. EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER ARE MADE BY ANY PARTY TO THIS AGREEMENT TO ANY OTHER PARTY TO THIS AGREEMENT, AND ALL PARTIES TO THIS AGREEMENT DISCLAIM ALL LIABILITY AND RESPONSIBILITY WITH RESPECT TO ANY REPRESENATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ANY OTHER PARTY TO THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, ANY OPINION, INFORMATION OR ADVICE WHICH MAY HAVE BEEN PROVIDED TO ANY PARTY TO THIS AGREEMENT BY ANY OFFICER, STOCKHOLDER,

PARTNER, DIRECTOR, EMPLOYEE, AGENT, AFFILIATE, CONSULTANT, TRUSTEE OR REPRESENTATIVE OF ANY OTHER PARTY).

            8.2 LIMITATION OF LIABILITIES. Notwithstanding any other provision in this Agreement, no party to this Agreement shall have any liability to any other party to this Agreement for a breach of representation, warranty or covenant after the Closing unless the party alleging a breach of a representation, warranty or covenant (the "Injured Party") gives written notice to the party who allegedly breached a representation, warranty or covenant (the "Injuring Party") within two (2) years after the Closing (except with respect to a breach of a covenant contained in SECTION 7.1 above, the Injured Party may give a written notice to the Injuring Party within five (5) calendar years after the Closing); PROVIDED, HOWEVER, no Injured Party may assert a claim against an Injuring Party unless and until Damages, as defined below, the Injured Party actual incurs Damages, individually or in the aggregate, in excess of $25,000 and PROVIDED FURTHER, no Injured Party may assert a claim for Damages in any amount, individually or in the aggregate, in excess of the Purchase Price. THE REMEDY SET FORTH IN THIS SECTION 8.2 IS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO AN INJURED PARTY FOR ANY CLAIM ARISING UNDER THIS AGREEMENT AFTER THE CLOSING, including without limitation, any breach or inaccuracy of any of the representations, warranties, covenants or agreements set forth in this Agreement or in any exhibit, schedule or other document delivered pursuant hereto, and ANY OTHER CLAIM OR REMEDY IS HEREBY WAIVED. For purposes of this Agreement, "Damages" shall include, without limitation, all losses, costs, liabilities, damages and expenses (including, without limitation, attorneys' fees) that arise from all actions, suits, proceedings, demands and judgments.


            8.3 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

            8.4 GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of Texas, without reference to principles of conflict of laws or choice of laws.

            8.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            8.6 HEADINGS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

            8.7 NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

                  (a)   If to Investor, at

                        GEEMF II LATIN AMERICA, L.L.C.
                        1225 Eye Street, N.W.
                        Suite 900
                        Washington, D.C.  20005
                        Attention: Wendell W. Robinson

                        with a copy to

                        Jackson & Campbell, P.C.
                        1120-20th Street, N.W.
                        South Tower
                        Washington, D.C.  20036
                        Attention: Robert E. Rider, Esquire


                  (b)   if to the LLC, or the Seller, at


                        RailTex, Inc.
                        4040 Broadway
                        Suite 200
                        San Antonio, TX 78209
                        Attention: Vice President - Corporate Development


            with a copy to:

                       Matthews & Brancomb
                       106 S. St. Mary's Street
                       Suite 200
                       San Antonio, TX  78205
                       Attention: Mark A. Phariss, Esquire


Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

            8.8 NO FINDER'S FEES. Neither the Investor nor any officer, director, or employee of the Seller or RailTex (i) employed any broker or finder, or (ii) incurred any liability whatsoever, for any brokerage fees, commissions, or finders' fees in connection with the transactions contemplated hereby. The Investor agrees to indemnify and to hold harmless the Seller from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Seller agree to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company, RailTex or any of their officers, employees or representatives is responsible.


            8.9 ATTORNEYS' FEES. If any action at law or in equity, or mediation is necessary to enforce or interpret the terms of this Agreement, the Operating Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            8.10  DISPUTE RESOLUTION.

            (a) In the event any dispute shall arise under this Agreement, or in the Operating Agreement, the party raising the dispute shall notify the other party in writing of the dispute or disagreement and provide the other party with all pertinent information and state its position on the matter. The parties shall then meet to agree upon a mediator. The parties shall submit the dispute to the mediator so chosen and mediation shall take place within thirty (30) days of the date of the original notice. Unless the parties agree otherwise, if the dispute is not resolved for any reason, including but not limited to failure to agree on the choice of a mediator, within sixty (60) days from the date the original notice of the dispute was sent, the parties shall submit the dispute to binding arbitration in accordance with SECTIONS 8.10(B), (C) and (D) hereof.

            (b) Subject to the prior requirement of mediation pursuant to
SECTION 8.10(A), any claim or controversy arising out of or relating to this Purchase Agreement, the Operating Agreement, or the breach of this Purchase Agreement, or the Operating Agreement shall be settled by final and binding arbitration in New York, NY in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date of the event giving rise to the claim or controversy.

            (c) All claims or controversies subject to arbitration shall be submitted to arbitration within six (6) months from the date that a written notice of a request for arbitration is effective. All claims or controversies shall be resolved by a panel of three (3) arbitrators who are licensed to practice law in the State of New York and who are experienced in the arbitration of commercial matters. These arbitrators shall be selected in accordance with the Commercial Arbitration rules of the American Arbitration Association in effect at the time the claim or controversy arises. Either party may request that the arbitration proceeding be stenographically recorded by a Certified Shorthand Reporter. The arbitrators shall issue a written decision with respect to all claims or controversies within thirty (30) days from the date the claims or controversies are submitted to arbitration. The parties shall be entitled to be represented by legal counsel at any arbitration proceedings. Each party to the arbitration shall bear their PRO RATA cost of the arbitration proceeding, and each party shall be responsible for paying its own attorneys' fees, if any, unless the arbitrators determine otherwise.

            (d) The arbitration provisions in this Purchase Agreement may be specifically enforced by either party, and submission to arbitration proceedings may be compelled by any court of competent jurisdiction. The decision of the arbitrators may be specifically enforced by either party in any court of competent jurisdiction.

            8.11 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Seller and the Investor.

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
            8.12 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.


            8.13 ENTIRE AGREEMENT. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.


            8.14 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Investor, the LLC or the Seller, the LLC, the Seller and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




                                  THE COMPANY:


                                   RAILTEX INTERNATIONAL HOLDINGS, INC.,
                                    a Texas corporation


                                   By:___________________________________

                                   ADDRESS: 4040 Broadway, Suite 200
                                            San Antonio, Texas 78209



                                   THE LLC:

                                   RAILTEX GLOBAL INVESTMENT L.L.C.
                                   a Delaware limited liability company



                                   By: _______________________________

                                   ADDRESS: 4040 Broadway, Suite 200
                                            San Antonio, Texas 78209


                                  THE INVESTOR:

                                   GEEMF II LATIN AMERICA. L.L.C.
                                   a Delaware limited liability company

                                   By: GEEMF II HOLDING, L.L.C., its
                                       Managing Member

                                   By: GLOBAL ENVIRONMENT EMERGING MARKETS
                                       FUND, II, L.P., its Managing Member

                                   By: GLOBAL ENVIRONMENT INVESTMENT
                                       MANAGEMENT COMPANY, L.L.C., its General
                                       Partner


                                   By: _______________________________
                                       Wendell W. Robinson, Vice President

                                   ADDRESS: Suite 900
                                            1225 Eye Street, N.W.
                                            Washington, DC  20005


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